UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 24, 2005

PACIFIC ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	313345	68-0490580
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5900 Cherry Avenue
Long Beach, CA 90805-4408
(Address of Principal Executive Offices)

(562) 728-2800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective June 24, 2005, Mr. Jeffrey C. Weber resigned as a director of Pacific Energy Management LLC (“PEM”), which manages the business and affairs of our general partner, Pacific Energy GP, LP.  Mr. Weber’s resignation was in connection with his departure from Lehman Brothers Merchant Banking, which holds a 69.9% interest in us.  Mr. Weber left Lehman Brothers Merchant Banking to pursue other ventures.  Mr. Weber was not a member of any of the committees of the Board of Directors of PEM.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC ENERGY PARTNERS, L.P.

By:	PACIFIC ENERGY GP, LP, its General Partner

By:	PACIFIC ENERGY MANAGEMENT LLC, its General Partner

By:	/S/ LYNN T. WOOD
Lynn T. Wood
Vice President and General Counsel

Date: June 28, 2005